UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2007
INTERNATIONAL FIGHT LEAGUE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21134	04-2893483

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
424 West 33rd Street, Suite 650, New York, NY 10001

(Address of Principal Executive Offices)(Zip Code)
       (212) 356-4000

(Registrant’s Telephone Number
including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Pursuant to the terms of the previously disclosed and filed Amended and Restated Agreement and General Release, dated June 19, 2007, between Salvatore A. Bucci and International Fight League, Inc. (the “Company”), Mr. Bucci’s resignation as an employee and the Chief Financial Officer, Executive Vice President and Treasurer of the Company became effective September 30, 2007. The Company will be searching for a new chief financial officer and, in the interim, Gareb Shamus, the Chairman of the Board and Chief Executive Officer of the Company, will serve in that role.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FIGHT LEAGUE, INC.
By:	/s/ Michael C. Keefe
	Name:	Michael C. Keefe
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: October 3, 2007